UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2015

Technical Communications Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domino Drive, Concord, MA		01742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 287-5100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01	Changes in Registrant’s Certifying Accountant

Effective May 22, 2015, McGladrey LLP (“McGladrey”) was dismissed as the independent certified public accounting firm of Technical Communications Corporation (the “Company”). The audit committee of the Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

The reports of McGladrey on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of its two most recent fiscal years and through May 22, 2015, there have been no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreement, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods.

During the Company’s two most recent fiscal years and through May 22, 2015, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with McGladrey.

The Company provided McGladrey with a copy of the disclosures it is making in this Report on Form 8-K and requested that McGladrey furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter from McGladrey is attached as Exhibit 16.1 to this Form 8-K.

Effective May 22, 2015, the Company retained Moody, Famiglietti & Andronico, LLP (“MFA”) to act as the Company’s new independent registered public accounting firm. In accordance with Item 304(a)(2) of Regulation S-K, the Company did not consult MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits.	The following exhibit is furnished pursuant to Item 4.01 hereof, and the information contained in this report and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

Exhibit No.	Title
16.1	Letter dated May 22, 2015 from McGladrey LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Dated: May 22, 2015	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer